Exhibit 99.2

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended April 29, 2007

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	Folding Trailers	Total	Housing Group	Supply Group		Other	Company Total

Operating revenues	$278,201	$83,725	$20,091	$382,017	$116,926	$9,463	(A)	$—	$508,406

Units sold	2,386	4,566	2,324	9,276	3,057
Single-sections					783
Multi-sections					2,274
Class As	1,846
Class Cs	540
Conventional trailers		3,568
Fifth-wheel trailers		998

Average selling price per unit	$116,597	$18,337	$8,645	NM	$38,249

Gross profit percent	13.8%	3.5%	9.3%	11.3%	22.4%	10.9%		NM	14.2%

Operating income (loss)	$11,489	$(23,420)	$(6,511)	$(18,442)	$1,705	$263		$(2,155)	$(18,629)

Operating margin	4.1%	(28.0)%	(32.4)%	(4.8)%	1.5%	2.8%		NM	(3.7)%

Depreciation	$1,434	$461	$262	$2,157	$1,392	$343		$1,403	$5,295

Capital expenditures (est.)	$142	$936	$8	$1,086	$856	$149		$—	$2,091

(A)	Excludes $25.3 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended April 30, 2006

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	Folding Trailers	Total	Housing Group	Supply Group		Other	Company Total

Operating revenues	$249,491	$158,076	$22,635	$430,202	$157,472	$14,884	(A)	$—	$602,558

Units sold	2,201	9,363	2,981	14,545	4,109
Single-sections					999
Multi-sections					3,110
Pre-owned
Class As	1,672
Class Cs	529
Conventional trailers		8,004
Fifth-wheel trailers		1,359

Average selling price per unit	$113,353	$16,883	$7,593	NM	$38,324

Gross profit percent	14.1%	13.5%	11.5%	13.7%	23.8%	15.8%		NM	16.5%

Operating income (loss)	$1,381	$2,414	$(1,601)	$2,194	$6,569	$15		$(451)	$8,327

Operating margin	0.6%	1.5%	(7.1)%	0.5%	4.2%	0.1%		NM	1.4%

Depreciation	$1,534	$562	$295	$2,391	$1,773	$316		$1,665	$6,145

Capital expenditures (est.)	$402	$363	$84	$849	$1,499	$246		$626	$3,220

(A)	Excludes $33.6 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-Ended April 29, 2007

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	Folding Trailers	Total	Housing Group	Supply Group		Other	Company Total

Operating revenues	$961,925	$391,310	$88,575	$1,441,810	$518,258	$47,854	(A)	$—	$2,007,922

Units sold	8,496	22,035	10,223	40,754	13,257
Single-sections					3,099
Multi-sections					10,158
Class As	6,584
Class Cs	1,912
Conventional trailers		17,610
Fifth-wheel trailers		4,425

Average selling price per unit	$113,221	$17,759	$8,664	NM	$39,093

Gross profit percent	13.3%	3.7%	14.0%	10.8%	21.4%	14.5%		NM	13.8%

Operating income (loss)	$12,122	$(65,301)	$(9,237)	$(62,416)	$(2,614)	$1,655		$(3,641)	$(67,016)

Operating margin	1.3%	(16.7)%	(10.4)%	(4.3)%	(0.5)%	3.5%		NM	(3.3)%

Depreciation	$5,442	$1,986	$1,058	$8,486	$6,638	$1,345		$6,114	$22,583

Capital expenditures	$1,750	$1,361	$507	$3,618	$2,681	$1,146		$814	$8,259

(A)	Excludes $113.4 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-Ended April 30, 2006

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	Folding Trailers	Total	Housing Group	Supply Group		Other		Company Total

Operating revenues	$976,698	$551,501	$84,018	$1,612,217	$795,596	$50,214	(A)	$(25,627	)(B)	$2,432,400

Units sold	9,074	34,425	11,075	54,574	22,681
Single-sections					8,145
Multi-sections					14,536
Pre-owned
Class As	6,868
Class Cs	2,206
Conventional trailers		30,246
Fifth-wheel trailers		4,179

Average selling price per unit	$107,637	$16,020	$7,586	NM	$35,078

Gross profit percent	13.4%	12.5%	12.8%	13.3%	24.3%	15.4%		NM		17.4%

Operating income (loss)	$5,364	$1,067	$(6,215)	$216	$38,818	$2,244		$(11,773)		$29,505

Operating margin	0.5%	0.2%	(7.4)%	0.0%	4.9%	4.5%		NM		1.2%

Depreciation	$4,934	$2,068	$1,295	$8,297	$7,000	$1,279		$6,630		$23,206

Capital expenditures	$5,617	$1,589	$539	$7,745	$5,132	$642		$2,323		$15,842

(A)	Excludes $159.5 million of intercompany sales.

(B)	Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended April 29, 2007

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	Folding Trailers	Total	Housing Group	Supply Group

Number of facilities (A)	3	8	1	12	21	3

Capacity utilization (B)	60%	48%	51%	NM	37%	NM

Number of independent distribution points (C)	260	609	324	NM	1,222	NM

Backlog units	1,609	1,011	85	2,705	1,140	NM

Sales value (D)	$187,605	$18,538	$735	$206,878	$43,603	NM

Dealer inventories (units)	4,091	18,729	7,270	NM	6,283	NM

(A)	Number of active facilities at the end of the quarter.

(B)	Based on production levels at the end of the period.

(C)	Distribution points may represent multiple product types causing some duplication.

(D)	The number of units in the backlog multiplied by the average selling price.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended April 30, 2006

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	Folding Trailers	Total	Housing Group	Supply Group

Number of facilities (A)	3	9	1	13	22	3

Capacity utilization (B)	60%	90%	36%	NM	43%	NM

Number of independent distribution points (C)	269	584	495	NM	1,241	NM

Backlog units	1,187	4,008	125	5,320	721	NM

Sales value (D)	$134,551	$67,667	$949	$203,167	$27,631	NM

Dealer inventories (units)	3,962	15,680	7,416	NM	7,463	NM

(A)	Number of active facilities at the end of the quarter.

(B)	Based on production level at the end of the period.

(C)	Distribution points may represent multiple product types causing some duplication.

(D)	The number of units in the backlog multiplied by the average selling price.

NM	Not meaningful.